UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

April 19, 2005

OWENS–ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One SeaGate, Toledo Ohio		43666
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(419) 247-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On and effective as of April 19, 2005, the Company appointed Corbin A. McNeill, Jr. to serve on the Company’s Board of Directors.  Mr. McNeill will serve as Chairman of the Risk Management Committee and will be a member of the Compensation Committee.  A copy of Owens-Illinois, Inc.’s press release announcing the appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2005	OWENS-ILLINOIS, INC.
(Registrant)

	By:	/s/	Matthew G. Longthorne
	Name:		Matthew G. Longthorne
	Title:		Vice President and Controller

Exhibit Index

EXHIBIT 99.1	Press Release dated April 22, 2005 of Owens-Illinois, Inc.